Exhibit 99.1
                                                                                                       News Release

FOR IMMEDIATE RELEASE:

CONTACT:        Sandra K. Vollman
                Chief Financial Officer
                U.S. Can Corporation
                (630) 678-8000

                                         U.S. CAN CONSIDERING OFFERING OF
                                       SECOND PRIORITY SENIOR SECURED NOTES

Lombard, IL, June 26, 2003 - U.S. Can Corporation  announced today that its wholly owned subsidiary,  United States
Can Company  (the  "Company"),  is  considering  an offering of up to $125  million of new second  priority  senior secured notes.  The offering  would fund a partial  paydown of outstanding  borrowings  under the Company's  senior secured bank facility and increase  availability  under the revolving  portion of the facility for working  capital and general  corporate  purposes.  The second  priority  senior secured notes to be offered would be secured,  on a second priority basis, by all of the collateral that currently secures the Company's senior secured bank facility.

The  offering  of the  second  priority  senior  secured  notes  would be  subject  to market  and other  customary conditions,  including  obtaining consent from the Company's  lenders for certain  amendments to its senior secured credit facility to permit the offering and adjust certain  financial  covenants.  These amendments also may permit, from time to time and  subject to certain  conditions,  the  repurchase  of a portion  of our  outstanding  12 3/8%
senior  subordinated  notes in open market or privately  negotiated  purchases.  In addition,  these amendments may provide for  alternative  terms,  including with respect to financial  covenants and interest  rates,  in the event that the Company does not complete the offering or a similar transaction.

The second  priority  senior  secured notes would be offered in the United  States only to qualified  institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the  "Securities  Act"), and outside the
United States  pursuant to Regulation S under the Securities  Act. The second  priority  senior secured notes would not be registered  under the Securities Act or any state  securities  laws and therefore may not be offered or sold in the United States absent  registration  or an applicable  exemption from the  registration  requirements  of the
Securities  Act and any applicable  state  securities  laws.  This  announcement  is neither an offer to sell nor a solicitation of an offer to buy the second priority senior secured notes.

U.S. Can  Corporation is a leading  manufacturer  of steel  containers for personal  care,  household,  automotive, paint and industrial  products in the United States and Europe, as well as plastic  containers in the United States and food cans in Europe.

Certain  statements  in this  release  constitute  "forward-looking  statements"  within the meaning of the Federal securities laws. Such statements  involve known and unknown risks and  uncertainties  which may cause the Company's actual  results,  performance  or  achievements  to be materially  different  than future  results,  performance or achievements  expressed  or implied in this  release.  By way of example and not  limitation  and in no  particular order, known risks and uncertainties  include our substantial debt and ability to generate  sufficient cash flow to service  this  debt;  the  timing  and  cost of  plant  closures;  the  level of cost  reduction  achieved  through restructuring;  the success of new  technology;  the timing of, and  synergies  achieved  through,  integration  of acquisitions;  changes in market  conditions or product  demand;  loss of important  customers or volume;  downward product  price  movements;  changes in raw material  costs and currency  fluctuations.  In light of these and other risks and uncertainties,  the inclusion of a forward-looking  statement in this release should not be regarded as a representation by the Company that any future results, performance or achievements will be attained.

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                                              http://www.uscanco.com